Third-Quarter 2012 Earnings
Exhibit 99.2
Jim Gallogly, Chief Executive Officer
Karyn Ovelmen, Chief Financial Officer
Sergey Vasnetsov, SVP - Strategic Planning and Transactions
Doug Pike, VP - Investor Relations
October 26, 2012

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Cautionary Statement
2
The information in this presentation includes forward-looking statements. These statements relate to future events, such as anticipated revenues, earnings, business strategies, competitive position or other aspects of our operations or operating results. Actual outcomes and results may differ materially from what is expressed or forecast in such forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict.
Factors that could cause actual results to differ from forward-looking statements include, but are not limited to, availability, cost and price volatility of raw materials and utilities; supply/demand balances;
industry production capacities and operating rates; uncertainties associated with worldwide economies;
legal, tax and environmental proceedings; cyclical nature of the chemical and refining industries;
operating interruptions; current and potential governmental regulatory actions; terrorist acts; international political unrest; competitive products and pricing; technological developments; the ability to comply with the terms of our credit facilities and other financing arrangements; the ability to implement business strategies; and other factors affecting our business generally as set forth in the “Risk Factors” section of our Form 10-K for the year ended December 31, 2011, which can be found at www.lyondellbasell.com on the Investor Relations page and on the Securities and Exchange Commission’s website at www.sec.gov.
This presentation contains time sensitive information that is accurate only as of the date hereof.
Information contained in this presentation is unaudited and is subject to change.  We undertake no obligation to update the information presented herein except as required by law.

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Information Related to Financial Measures
3
We have included EBITDA in this presentation, which is a non-GAAP measure, as we believe that
EBITDA is a measure commonly used by investors. However, EBITDA, as presented herein, may not be comparable to a similarly titled measure reported by other companies due to differences in the way the measure is calculated. For purposes of this presentation, EBITDA means net income before net interest expense, income taxes, depreciation and amortization, reorganization items, income from equity investments, income(loss) attributable to non-controlling interests, net income (loss) from discontinued
operations, plus joint venture dividends, as adjusted for other items management does not believe are indicative of the Company’s underlying results of operations such as impairment charges, asset retirement obligations and the effect of mark-to-market accounting on our warrants. The specific items for which EBITDA is adjusted in each applicable reporting period may only be relevant in certain periods and are disclosed in the reconciliation of non-GAAP financial measures. EBITDA should not be considered an alternative to profit or operating profit for any period as an indicator of our performance, or as an alternative to operating cash flows as a measure of our liquidity.  See Table 9 of our accompanying earnings release for reconciliations of EBITDA to net income.

While we also believe that free cash flow (FCF) and book capital are measures commonly used by investors, free cash flow and book capital, as presented herein, may not be comparable to similarly titled measures reported by other companies due to differences in the way the measures are calculated. For purposes of this presentation, free cash flow means net cash provided by operating activities minus capital expenditures and book capital means total debt plus stockholders’ equity plus minority interests.

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Highlights
Quarterly EBITDA
($ in millions)
4
(1) EBITDA, Income and EPS for the third quarter 2012 include a $71 million market price recovery that offset second quarter 2012 lower of cost or market adjustment (LCM).
500
1,000
1,500
$2,000
1Q'11 2Q'11 3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
3Q'12 2Q'12 3Q'11
EBITDA
$1,565 $1,774 $1,806
Income from Continuing Operations
$851 $768 $912
Diluted Earnings ($ / share) from Continuing Operations
$1.47 $1.33 $1.54
YTD EBITDA: $4,567 YTD EPS: $3.83
($ in millions, except per share date) (1)

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LyondellBasell Safety Performance
•
Sustained excellent safety results
through Q3 maintenance activities
Injuries per 200,000 Hours Worked
(1)
1) Includes employees and contractors. YTD as of September 2012.
5
0.0
0.1
0.2
0.3
0.4
0.5
2009 2010 2011 2012 YTD

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September 2012 LTM EBITDA
Third-Quarter 2012 and Last-Twelve-Months (LTM)
Segment EBITDA
Third-Quarter 2012 EBITDA
($ in millions)
($ in millions)
6
150
300
450
600
750
$900
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
500
1,000
1,500
2,000
2,500
$3,000
Olefins &
Polyolefins -
Americas
Olefins &
Polyolefins -
EAI
Intermediates
& Derivatives
Refining Technology
1) Shaded area reflects a $71 million LCM adjustment which offset Q2’12 LCM inventory valuation adjustment charge in O&P- Americas
LTM September EBITDA
$5,333 million
LTM Operating Income
$4,156 million
Q3’12 EBITDA
(1)
$1,565 million
Q3’12 Operating Income
$1,328 million

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$1,964
$3,546
0
1,050
2,100
3,150
$4,200
Q3'12
Beginning
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends Net Debt
Repayment
Other Q3'12
Ending
Cash
Balance
Cash Flow
1) Beginning and ending cash balance includes cash, cash equivalents and restricted cash; 2) Includes inventories, accounts payable and accounts receivable; 3)  Includes capital and maintenance turnaround spending.
(3) (2) (1)
($ in millions)
(2) (1)
Third-Quarter 2012
LTM September 2012
(3) (1)
7
(1)
$5,901
$3,546
0
2,500
5,000
7,500
$10,000
Q4'11
Begin.
Cash
Balance
CF from
Operations
excl.
Working
Capital
Working
Capital
Changes
Capex Dividends Net Debt
Repayment
Other Q3'12
Ending
Cash
Balance

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Working Capital and Key Financial Statistics
Snapshot at September 30, 2012
YTD FCF
(2)
:  $2.8 billion
YTD Capex:  $0.7 billion
Cash:  $3.5 billion
Total Debt/LTM EBITDA: 0.8x
Total Debt/Capital
(3)
: 26%
($ in billions)
Working Capital
(1)
Key Statistics
8
1) Figures depicted represent end of quarter balances; 2) FCF (Free Cash Flow) = Net Cash Provided by Operating Activities – Capex
3) Book Capital = Total debt + stockholders’ equity + minority interests
($6)
($4)
($2)
$0
$2
$4
$6
$8
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
Total WC Inventory AR AP

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0

2
3
4
3Q'11 2Q'12 3Q'12 Oct' 12
0
200
400
600
800
$1,000
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
(10)
5
20
35
50
Ethane Margin Naphtha Margin HDPE Margin Ethylene/HDPE Chain
Olefins & Polyolefins - Americas
Highlights and Business Drivers - 3Q’12
U.S. Olefins
•
100% capacity utilization
•
Margin down due to lower ethylene and
co-product prices
Polyethylene
•
Volume up ~ 9%
•
Spread down  2¢/lb
Polypropylene (includes Catalloy)
•
Underlying business unchanged
Ethylene Chain Margins (per IHS)
EBITDA
(1)
Performance vs. 2Q’12
Polypropylene Margins (per IHS)
($ in millions)
(cents / lb) (cents / lb)
3Q’11 2Q’12 3Q’12 Oct-12
9
1) Q3’12 EBITDA includes a $71 million non-cash LCM reversal of Q2’12 LCM inventory valuation adjustment. Q2’12 results include $29 million proceeds from hurricane insurance settlement.
(1) EBITDA Margin Volume
JV dividends
•
Timing of Indelpro JV dividend

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(10)
3
15
28
40
3Q'11 2Q'12 3Q'12 Oct' 12
HDPE Margin Naphtha Margin Ethylene/HDPE Chain
Olefins & Polyolefins - Europe, Asia, International
Highlights and Business Drivers - 3Q’12
EU Olefins
•
Margin compression to near
breakeven
•
Wesseling turnaround
Polyethylene
•
Volumes up ~ 10%
Polypropylene (includes Catalloy)
•
Volume up ~ 22%
JV dividends
•
Equity Income unchanged
•
No Q3 dividends received
European Ethylene Chain Margins (per IHS)
EBITDA Performance vs. 2Q’12
European Polypropylene Margins (per IHS)
EBITDA Margin Volume
($ in millions)
(cents / lb) (cents / lb)
10
100
200
300
$400
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
(6)
(4)
(2)
0

3Q'11 2Q'12 3Q'12 Oct' 12

lyondellbasell.com
0
10
20
30
40
3Q11 2Q12 3Q12 4Q12 E
Intermediates & Derivatives
Highlights and Business Drivers - 3Q’12
EBITDA
EBITDA Margin Volume
Performance vs. 2Q’12
($ in millions)
11
EU MTBE Raw Material Margins (per Platts)
(cents / gallon)
P-Glycol Raw Material Margins (per Chemdata)
(cents / lb)
100
200
300
400
$500
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
0
50
100
150
200
3Q'11 2Q'12 3Q'12 Oct' 12
Propylene Oxide and Derivatives
Steady underlying results
Intermediates
Steady underlying results
Oxyfuels
Gasoline to natural gas spread
expansion

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0

20
30
3Q'11 2Q'12 3Q'12 Oct' 12
Lt-Hvy Lt-Gasoline Lt-Heating Oil
0
100
200
300
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
Refining Highlights and Business Drivers - 3Q’12
Houston Refinery
•
Underlying EBITDA increased
•
Q3 crude throughput: 240 MBPD;
refinery operational limitations
•
Maya 2-1-1:  $26.65 bbl
Refining Spreads (per Platts)
(2)
EBITDA
(1)
Performance vs. 2Q’12
EBITDA Margin Volume
($ in millions)
($ / bbl)
1) Q3’12 includes $24 million of restitution while Q2’12 includes $53 million of hurricane insurance settlement; Underlying EBITDA increased exclusive of these items; 2) Light
Louisiana Sweet (LLS) is the referenced light crude.
12
HRO Operating Rate
(MBPD)
150
300
$450
3Q'11 4Q'11 1Q'12 2Q'12 3Q'12
(1)

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– Overall, expect typical seasonal slow-
down
– O&P-Americas chain margin remains
advantaged
– European olefins and polyolefins
remain weak consistent with EU
economic uncertainties,  while
differentiated businesses continue to
perform
– Intermediates & Derivatives remain
steady except seasonally lower oxyfuels
results
– Houston refinery back to normal
operating rates
– Projects are progressing as scheduled;
new projects under evaluation
Third-Quarter Summary and Outlook
– Strong U.S. olefins results
• Continued U.S. NGL advantage
– Continued profitability in
differentiated products; Europe
olefins and polyolefins near
breakeven
– Record Intermediates and
Derivatives segment results driven
by oxyfuels
– Houston refinery throughput
constrained
Third-Quarter Summary Near-Term Outlook
13
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